UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

__________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):

March 30, 2009

__________

Lightstone Value Plus Real Estate Investment Trust, Inc.
(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

Maryland
(STATE OR OTHER JURISDICTION OF INCORPORATION)

333-117367 (COMMISSION FILE NUMBER)	20-1237795 (I.R.S. EMPLOYER IDENTIFICATION NO.)

1985 Cedar Bridge Avenue, Suite 1
Lakewood, New Jersey 08701
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

(732) 367-0129
(REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

o	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

o	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

o	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

o	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01	Completion of Acquisition or Disposition of Assets.

On March 30, 2009, Lightstone Value Plus Real Estate Investment Trust, Inc. (the “Company”), through Lightstone Value Plus REIT LP, its operating partnership (the “Operating Partnership”), and as general partner of the Operating Partnership, consummated the previously announced transaction with certain affliates of Arbor Realty Trust, Inc. to acquire a 25% membership interest in Prime Outlets Acquisition Company LLC (“POAC”).  POAC owns 18 factory outlet shopping centers located in 15 different states across the United States.  The aggregate amount of indebtedness on these properties was approximately $1.2 billion as of December 31, 2008 with an average interest rate of5.70%.  Each of the loans securing the properties owned by POAC has a maturity date in 2016 with interest rates that range between 5.51% and 6.01%.  Of the approximately $1.2 billion of outstanding indebtedness on these properties, $1.1 billion provides for amortization payments.

As previously disclosed by the Company, the Operating Partnership and the Company entered into a Contribution and Conveyance Agreement (the “AR Prime Contribution Agreement”) with AR Prime Holdings LLC, a Delaware limited liability company (“AR Prime”), dated as of June 26, 2008, pursuant to which, AR Prime contributed to the Operating Partnership AR Prime’s 25% membership interest (the “POAC Interest”) in Prime Outlets Acquisition Company LLC, a Delaware limited liability company (“POAC”).

In exchange for the POAC Interest, the Operating Partnership issued to AR Prime (i) 284,209 Common Units, valued at the closing at $2,842,095, and 53,146 Series A Preferred Units, with an aggregate liquidation preference of $53,146,316.

The amount of consideration in exchange for the POAC Interest was negotiated between the parties based on an enterprise value of POAC of $1,420,700,000, net of existing indebtedness of $1,200,700,000.  The enterprise valuation was arrived at based on cap rates for each of the assets, net of debt and reflecting the acquisition of a minority interest of POAC.  The POAC Interest is a non-managing interest, with certain consent rights with respect to major decisions.  At any time from and after the seventh anniversary of March 30, 2009, the Operating Partnership shall have the right to cause POAC to purchase all of the POAC Interest.

Lightstone Prime, LLC, an affiliate of The Lightstone Group, the Company’s sponsor, is the majority owner and manager of POAC.

The Common Units and the Series A Preferred Units issued to AR Prime in exchange for the POAC Interest, have been offered and issued without registration under the Securities Act of 1933, as amended (the “Securities Act”), pursuant to an exemption from registration afforded by Section 4(2) of the Securities Act and/or the Regulation D safe harbor promulgated thereunder.

As previously reported, in connection with the contributions of the POAC Interest as described above, the Operating Partnership entered into a First Amendment to the Amended and Restated Agreement of Limited Partnership of the Operating Partnership, dated as of June 26, 2008 (the “Amendment”) pursuant to which the Series A Preferred Units were designated as a new class of limited partnership interests of the Operating Partnership.

In addition, pursuant to an Exchange Rights Agreement dated as of March 30, 2009 by and among the Company, the Operating Partnership, and AR Prime will have the right, exercisable (i) on or after one year after the closing of the Company’s offering of common shares or (ii) upon the liquidation of the Operating Partnership or the sale of all or substantially all of the assets of the Operating Partnership, to exchange their Common Units in the Operating Partnership for cash in an amount equal to the value of one share of the Company’s common stock per Common Unit, subject to certain adjustments.  Upon the exercise of such right, the Company may elect to satisfy its exchange right obligation with the Company’s common stock instead of cash, subject to the satisfaction of certain conditions, by issuing one share of the Company’s common stock for each Common Unit, subject to certain adjustments.

Prior to the June 26, 2013 (the “Lockout Date”), the Series A Preferred Units are not redeemable by the Operating Partnership or convertible into Common Units by the holders of the Series A Preferred Units.

From and after the Lockout Date, the Series A Preferred Units may be converted at the option of the holders of the Series A Preferred Units, in whole or in part, into a number of Common Units obtained by dividing the aggregate Liquidation Preference for the Series A Preferred Units to be converted by the value per share of the common stock of the Company as determined by a national recognized independent valuation firm.

From and after the Lockout Date, the Series A Preferred Units may be redeemed, in whole but not in part, at the option of the Operating Partnership, at a redemption price per Series A Preferred Unit equal to the sum of the liquidation preference for each Series A Preferred Unit plus an amount equal to any accrued and unpaid preferential distributions with respect to each Series A Preferred Unit at the date of such redemption.

The Series A Preferred Units will have a preferential distribution rate equal to 4.6316% per annum.  If the Operating Partnership does not redeem the Series A Preferred Units on the Lockout Date or within fifteen days thereafter, then (i) the distribution rate will increase to 15% per annum and (ii) the holders of the Series A Preferred Units will be given consent rights with respect to certain actions of the Operating Partnership.

In addition, as previously reported, in connection with the AR Prime Contribution Agreement, on June 26, 2008 the Company made a loan to AR Prime in the principal amount of $49,500,000 (the “POAC Loan”), which POAC Loan is evidenced by a Promissory Note dated June 26, 2008 (the “POAC Note”) made by AR Prime in favor of the Company.  The POAC Loan accrues interest at an annual rate of 4%, which interest is payable semi-annually.  The POAC Loan matures on June 26, 2016.  In addition to customary events of default and default remedies, the POAC Note contains provisions requiring AR Prime to prepay the POAC Loan (i) in full upon the redemption by the Operating Partnership of the Series A Preferred Units to be issued to AR Prime in connection with the closing of the AR Prime Contribution Agreement and (ii) in part, with the proceeds of any distribution received by AR Prime from POAC prior to the closing of the AR Prime Contribution Agreement.

In connection with the transfer of the POAC Interest, on March 30, 2009, the Company made an additional Loan to AR Prime in the principal amount of $1,657,708 (the “Additional POAC Loan”) evidenced by a Promissory Note dated March 30, 2009 (the “Additional POAC Note”).  The terms of the Additional POAC Loan and the Additional POAC Note are substantially identical to the POAC Loan and the POAC Note.  As security for the POAC Loan and the Additional POAC Loan, on March 30, 2009, pursuant to a Pledge Agreement dated as of such date, AR Prime pledged to the Company all of Common Units and Series A Preferred Units issued to AR Prime in exchange for the POAC Interest.

POAC is a fully integrated real estate operating company specializing in the development, redevelopment, acquisition, leasing and management of factory outlet shopping centers.  Founded in 1988, POAC is the third largest owner of factory outlet centers in the United States as measured by gross leasable area.  POAC manages and leases its properties with in-house personnel, thereby reducing reliance on third-party providers and enabling POAC to monitor and control expenses.  POAC’s 18 outlet centers (the “POAC Properties”), originally_built between 1986 and 1998, have an aggregate 6,390,167 square feet of gross leasable area and average occupancy of 95.3% as of December 31, 2008.  A brief description of the POAC Properties follows:

San Marcos, Texas

Built in 1990 and renovated in 2005, the Prime Outlets located in San Marcos, Texas (“Prime Outlets San Marcos”) consists of 671,553 square feet of gross leasable area as ofDecember 31 ,2008.  Prime Outlets San Marcos is currently 97.7% occupied.  The anchor tenants for Prime Outlets San Marcos include Pottery Barn, Neiman Marcus, VF Outlet, Crate & Barrel, Gap and Saks Off 5th Ave.

Grove City, Pennsylvania

Built in 1994, the Prime Outlets located in Grove City, Pennsylvania (“Prime Outlets Grove City”) consist of 532,056 square feet of gross leasable area as of December 31,2008.  Prime Outlets Grove City is currently 97.2% occupied.  With over 140 brand named outlets, the anchor tenants for Prime Outlets Grove City are Old Navy, Nike, Banana Republic, Brooks Brothers, VF Outlet and Gap.

Williamsburg, Virginia

Built in 1998 and expanded in 2005, the Prime Outlets located in Williamsburg, Virginia (“Prime Outlets Williamsburg”) consist of 343,924 square feet of gross leasable area as of December 31, 2008.  Prime Outlets Williamsburg is currently 99.3% occupied, its anchor tenants include Nike, Banana Republic, Polo Ralph Lauren, LL Bean and Brooks Brothers.

Hagerstown, Maryland

Built in 1998, the Prime Outlets in located Hagerstown, Maryland (“Prime Outlets Hagerstown”) consist of 484,931 square feet of gross leasable area as of December 31, 2008.  Prime Outlets Hagerstown is currently 97.3% occupied with over 100 brand names tenants.  The anchor tenants for Prime Outlets Hagerstown include Nike, Banana Republic, Liz Claiborne and Polo Ralph Lauren.

Ellenton, Florida

Built in 1991, the Prime Outlets located in Ellenton, Florida (“Prime Outlets Ellenton”) consist of 476,755 square feet of gross leasable area as of December 31, 2008.  With over 130 factory outlet stores, Prime Outlets Ellenton is currently 99.0% occupied.  The anchor tenants for Prime Outlets Ellenton include Saks OFF 5th, Polo Ralph Lauren, VF Outlet and Nike.  In addition, Prime Outlets Ellenton is currently being expanded to add approximately 125,000 square feet.

Jeffersonville, Ohio

Built in 1993, the Prime Outlets located in Jeffersonville, Ohio (“Prime Outlets Jeffersonville”) consist of 409,869 square feet of gross leasable area as of December 31, 2008.  Conveniently located midway between Cincinnati, Columbus and Dayton, Ohio, Prime Outlets Jeffersonville is currently 99.2% occupied.  The anchor tenants for Prime Outlets Jeffersonville include Pottery Barn, Brooks Brothers, Nike, Polo Ralph Lauren and Banana Republic.

Pleasant Prairie, Wisconsin

Built in 1988 and expanded in 2006, the Prime Outlets located in Pleasant Prairie, Wisconsin (“Prime Outlets Pleasant Prairie”) consists of 401,585 square feet of gross leasable area as of December 31, 2008.  Prime Outlets Pleasant Prairie is currently 97.2% occupied with over 90 brand name stores.  The anchor tenants for Prime Outlets Pleasant Prairie include Nike, Liz Claiborne, Bass, Polo Ralph Lauren, Brooks Brothers and Old Navy.

Gaffney, South Carolina

Built in 1992, the Prime Outlets located in Gaffney, South Carolina, (“Prime Outlets Gaffney”) consists of 303,621 square feet of gross leasable area as of December 31, 2008.  Located just 45 minutes southwest of Charlotte and just 40 minutes north of Greenville, Prime Outlets Gaffney is currently 97.7% occupied with over 80 brand name stores.  The anchor tenants for Prime Outlets Gaffney include Banana Republic, Dress Barn, Nike, Pottery Barn and Ralph Lauren Polo.

Gulfport, Mississippi

Built in 1995 and renovated in 2006, the Prime Outlets located in Gulfport, Mississippi (“Prime Outlets Gulfport”) consists of 302,783 square feet of gross leasable area as ofDecember 31, 2008.  Prime Outlets Gulfport is currently 88.0% occupied.  The anchor tenants for Prime Outlets Gulfport include Banana Republic, Polo Ralph Lauren, Gap, Bass, Nike and Coach.

Queenstown, Maryland

Built in 1989 and renovated and expanded in 2006, the Prime Outlets located in Queenstown, Maryland (“Prime Outlets Queenstown”) consists of 298,132 square feet of gross leasable area as of December 31, 2008.  Prime Outlets Queenstown is currently 91.1% occupied.  The anchor tenants for Prime Outlets Queenstown include VF Outlet, Old Navy, Polo Ralph Lauren and L.L. Bean.

Huntley, Illinois

Built in 1994, the Prime Outlets located in Huntley, Illinois (“Prime Outlets Huntley”) consists of 278,759 square feet of gross leasable area as of December 31, 2008.  Located on I-90 just 30 minutes west of Chicago's O'Hare International Airport, Prime Outlets Huntley is currently 92.5% occupied.  The anchor tenants for Prime Outlets Huntley include Liz Claiborne, Ann Taylor, Gap, Banana Republic and Aeropostale.

Birch Run, Michigan

Built in 1986 and renovated in 2005, the Prime Outlets located in Birch Run, Michigan (“Prime Outlets Birch Run”) consists of 679,882 square feet of gross leasable area as ofDecember 31, 2008.  As the largest outlet center in the Midwest, Prime Outlets Birch Run features over 140 brand name stores and is currently 93.9% occupied.  The anchor tenants for Prime Outlets Birch Run include VF Outlet, Polo Ralph Lauren, Nike, Liz Claiborne and Pottery Barn.

Calhoun, Georgia

Built in 1990, the Prime Outlets located in Calhoun, Georgia (“Prime Outlets Calhoun”) consists of 253,667 square feet of gross leasable area as of December 31, 2008.  Located halfway between Chattanooga and Atlanta, as North Georgia's largest outlet center Prime Outlets Calhoun is currently 96.4% occupied.  The anchor tenants for Prime Outlets Calhoun include VF Outlet, Polo Ralph Lauren, Bass, Old Navy and Liz Claiborne.

Lebanon, Tennessee

Built in 1998, the Prime Outlets located in Lebanon, Tennessee (“Prime Outlets Lebanon”) consists of 226,869 square feet of gross leasable area as of December 31, 2008.  Located 30 minutes east of downtown Nashville and 20 minutes east of Nashville International Airport, Prime Outlets Lebanon is currently 90.6% occupied.  The anchor tenants for Prime Outlets Lebanon include Liz Claiborne, Reebok, Polo Ralph Lauren, Gap, Ann Taylor and Bass.

Lee, Massachusetts

Built in 1996, the Prime Outlets located in Lee, Massachusetts (“Prime Outlets Lee”) consists of 224,526 square feet of gross leasable area as of December 31, 2008.  Prime Outlets Lee is conveniently located near several major metropolitan areas, including Albany, New York, Springfield, Massachusetts, Hartford, Connecticut and Boston Massachusetts.  Prime Outlets Lee is currently 97.9% occupied.  The anchor tenants for Prime Outlets Lee include Dress Barn, Polo Ralph Lauren, Gap and Reebok.

Florida City, Florida

Built in 1994, the Prime Outlets located in Florida City, Florida (“Prime Outlets Florida City”) consist of 207,873 square feet of gross leasable area as of December 31, 2008.  Located midway between Miami and Key Largo, Prime Outlets Florida City is currently 85.9% occupied.  The anchor tenants for Prime Outlets Florida City include Bealls, Bass, Nike and Levi.

Pismo Beach, California

Built in 1994, the Prime Outlets located in Pismo Beach, California (“Prime Outlets Pismo Beach”) consist of 147,416 square feet of gross leasable area as of December 31, 2008.  Prime Outlets Pismo Beach is currently 94.9% occupied.  The anchor tenants for Prime Outlets Pismo Beach include Polo Ralph Lauren, Bass, Calvin Klein and Tommy Hilfiger.

Naples, Florida

Built in 1991, the Prime Outlets located in Naples, Florida (“Prime Outlets Naples”) consist of 145,966 square feet of gross leasable area as of December 31, 2008.  Seven miles southeast of Naples, Florida and six miles north of Marco Island, Prime Outlets Naples is currently 80.4% occupied with.  The anchor tenants for Prime Outlets Naples include Liz Claiborne, Bass and Coach.

In addition, POAC has two development projects in its pipeline, including Grand Prairie (Dallas Metro) and Livermore Valley (San Francisco)., In 2008, POAC abandoned two potential development projects, one in California, Holly Springs (Atlanta Metro), Georgia and the other was a proposed expansion of Prime Outlets Ellenton.  The two projects are scheduled to be completed in 2010-2012 and will consist of approximately 988,000 square feet.

Relationship with Arbor REIT

Arbor Realty Trust, Inc. (“Arbor REIT”), an affiliate of AR Prime, made a preferred equity investment in connection with the acquisition by affiliates of The Lightstone Group of the Extended Stay Hotel chain in June 2007 for approximately $8.27 billion.  Neither the Company or the Operating Partnership has any investment interest in the Extended Stay Hotel acquisition.  Arbor REIT contributed $210 million of the approximate $627.9 million of equity in the Extended Stay Hotel acquisition.  In addition, affiliates of the Lightstone Group LLC and Arbor have in the past and may in the future co-invest in transactions and/or enter into other real estate acquisition or financing transactions.

Item 3.02	Unregistered Sales of Equity Securities

Please see Item 2.01 above regarding the Common Units and the Series A Preferred Units that have been issued by the Operating Partnership to AR Prime in connection with the closing of the AR Prime Contribution Agreement.

Item 9.01	Financial Statements and Exhibits

(a) and (b) Financial Statements and Pro Forma Financial Information.

The financial statements that may be required by this item are not being filed herewith.  To the extent financial statements are required by this item, such financial statements will be filed with the Securities and Exchange Commission by amendment to this Form 8-K no later than 71 days after the date on which this Form 8-K is required to be filed.

(c) Shell Company.

Not applicable.

(d) Exhibits.

None.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIGHTSTONE VALUE PLUS REAL ESTATE INVESTMENT TRUST, INC.

Date: March 30, 2009	By:	/s/ Donna Brandin
Donna Brandin Chief Financial Officer and Treasurer